                                                                   EXHIBIT 99.10

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1998-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
Beginning of the Month Principal Receivables:                                   $     2,724,412,350.06
Beginning of the Month Finance Charge Receivables:                              $       122,550,039.88
Beginning of the Month Discounted Receivables:                                  $                 0.00
Beginning of the Month Total Receivables:                                       $     2,846,962,389.94

Removed Principal Receivables:                                                  $                 0.00
Removed Finance Charge Receivables:                                             $                 0.00
Removed Total Receivables:                                                      $                 0.00

Additional Principal Receivables:                                               $                 0.00
Additional Finance Charge Receivables:                                          $                 0.00
Additional Total Receivables:                                                   $                 0.00

Discounted Receivables Generated this Period:                                   $                 0.00

End of the Month Principal Receivables:                                         $     2,642,515,677.67
End of the Month Finance Charge Receivables:                                    $       125,027,951.06
End of the Month Discounted Receivables:                                        $                 0.00
End of the Month Total Receivables:                                             $     2,767,543,628.73

Special Funding Account Balance                                                 $                 0.00
Aggregate Invested Amount (all Master Trust II Series)                          $     2,300,000,000.00
End of the Month Transferor Amount                                              $       342,515,677.67
End of the Month Transferor Percentage                                                           12.96%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:
                                                                                      RECEIVABLES

      30-59 Days Delinquent                                                     $        61,053,470.27
      60-89 Days Delinquent                                                     $        45,830,613.41
      90+ Days Delinquent                                                       $       101,518,284.91

      Total 30+ Days Delinquent                                                 $          208,402,368.59
      Delinquent Percentage                                                                          7.53%


Defaulted Accounts During the Month                                             $           20,063,362.42
Annualized Default Percentage                                                                        8.84%

Principal Collections                                                                      375,517,214.43
Principal Payment Rate                                                                              13.78%

Total Payment Rate                                                                                  14.72%


INVESTED AMOUNTS

      Class A Initial Invested Amount                                           $          370,500,000.00
      Class B Initial Invested Amount                                           $           57,000,000.00
      Class C Initial Invested Amount                                           $           47,500,000.00

INITIAL INVESTED AMOUNT                                                         $          475,000,000.00

      Class A Invested Amount                                                   $          468,000,000.00
      Class B Invested Amount                                                   $           72,000,000.00
      Class C Invested Amount                                                   $           60,000,000.00


INVESTED AMOUNT                                                                 $          600,000,000.00

      Class A Adjusted Invested Amount                                          $          468,000,000.00
      Class B Adjusted Invested Amount                                          $           72,000,000.00
      Class C Adjusted Invested Amount                                          $           60,000,000.00

ADJUSTED INVESTED AMOUNT                                                        $          600,000,000.00

PREFUNDED AMOUNT                                                                $                    0.00

FLOATING ALLOCATION PERCENTAGE                                                                      22.02%
PRINCIPAL ALLOCATION PERCENTAGE                                                                     22.02%

      Class A Principal Allocation Percentage                                                       78.00%
      Class B Principal Allocation Percentage                                                       12.00%
      Class C Principal Allocation Percentage                                                       10.00%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                                                  82,700,531.66

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD
ALLOCATED TO SERIES 1998-A                                                                      9,589,888.41

MONTHLY SERVICING FEE                                                              $              750,000.00

INVESTOR DEFAULT AMOUNT                                                            $            4,418,574.37


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING ALLOCATION PERCENTAGE                                                                 78.00%

      Class A Finance Charge Collections                                           $            8,065,112.97
      Other Amounts                                                                $                    0.00

TOTAL CLASS A AVAILABLE FUNDS                                                      $            8,065,112.97


      Class A Monthly Interest                                                     $            2,163,070.00
      Class A Servicing Fee                                                        $              585,000.00
      Class A Investor  Default Amount                                             $            3,446,488.01

TOTAL CLASS A EXCESS SPREAD                                                        $            1,870,554.96

CLASS A REQUIRED AMOUNT                                                            $                    0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE                                                                 12.00%

      Class B Finance Charge Collections                                           $            1,240,786.61
      Other Amounts                                                                $                    0.00

TOTAL CLASS B AVAILABLE FUNDS                                                      $            1,240,786.61

      Class B Monthly Interest                                                     $              346,780.00
      Class B Servicing Fee                                                        $               90,000.00

TOTAL CLASS B EXCESS SPREAD                                                        $              804,006.61
CLASS B INVESTOR DEFAULT AMOUNT                                                                   530,228.92
CLASS B REQUIRED AMOUNT                                                                           530,228.92

CLASS C FLOATING ALLOCATION PERCENTAGE                                   10.00%

CLASS C MONTHLY SERVICING FEE                                        75,000.00

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                            $  3,633,550.40


   Excess Spread Applied to Class A Required Amount            $          0.00

   Excess Spread Applied to Class A Investor
   Charge Offs                                                 $          0.00

   Excess Spread Applied to Class B
   Required Amount                                             $    530,228.92

   Excess Spread Applied to Reductions of
   Class B Invested Amount                                     $          0.00

   Excess Spread Applied to Class C Required Amount            $    758,840.77

   Excess Spread Applied to Reductions of
   Class C Invested Amount                                     $          0.00

   Excess Spread Applied to Monthly Cash
   Collateral Fee                                              $    125,000.00

   Excess Spread Applied to Cash Collateral
   Account                                                     $          0.00

   Excess Spread Applied to Spread Account                     $  2,219,480.71

   Excess Spread Applied to Reserve Account                    $          0.00

   Excess Spread Applied to other amounts owed to
   Cash Collateral Depositor                                   $          0.00


   Excess Spread Applied to other amounts owed to
   Spread Account Residual Interest Holders                    $          0.00


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                        $          0.00

EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                 $     0.00


SERIES 1998-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                    $     0.00
SERIES 1998-A

   Excess Finance Charge Collections Applied to
   Class A Required Amount                                        $     0.00

   Excess Finance Charge Collections Applied to
   Class A Investor Charge Offs                                   $     0.00

   Excess Finance Charge Collections Applied to
   Class B Required Amount                                        $     0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class B Invested Amount                          $     0.00

   Excess Finance Charge Collections Applied to
   Class C Required Amount                                        $     0.00

   Excess Finance Charge Collections Applied to
   Reductions of Class C Invested Amount                          $     0.00

   Excess Finance Charge Collections Applied to
   Monthly Cash Collateral Fee                                    $     0.00

   Excess Finance Charge Collections Applied to
   other amounts owed Cash Collateral Depositor                   $     0.00

   Excess Finance Charge Collections Applied to
   other amounts owed to Spread Account Residual
   Interest Holders                                               $     0.00

YIELD AND BASE RATE --

   Base Rate (Current Month)                                             8.06%
   Base Rate (Prior Month)                                               8.73%
   Base Rate (Two Months Ago)                                            7.69%

THREE MONTH AVERAGE BASE RATE                                            8.16%

      Portfolio Yield (Current Month)                                   11.84%
      Portfolio Yield (Prior Month)                                     13.48%
      Portfolio Yield (Two Months Ago)                                  11.77%

THREE MONTH AVERAGE PORTFOLIO YIELD                                     12.36%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                    $82,700,531.66

REALLOCATED PRINCIPAL COLLECTIONS

                 Allocable to Class C Interests                $         0.00

                 Allocable to Class B Certificates             $         0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER              $         0.00
SERIES


CLASS A SCHEDULED ACCUMULATION --

   Controlled Accumulation Amount                              $         0.00
   Deficit Controlled Accumulation Amount                      $         0.00


CONTROLLED DEPOSIT AMOUNT                                      $         0.00


CLASS B SCHEDULED ACCUMULATION --

   Controlled Accumulation Amount                              $         0.00
   Deficit Controlled Accumulation Amount                      $         0.00

CONTROLLED DEPOSIT AMOUNT                                      $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL            $82,700,531.66
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                   $         0.00

CLASS B INVESTOR CHARGE OFFS                                   $         0.00

CLASS C INVESTOR CHARGE OFFS                                   $         0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                        $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                         $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                         $         0.00

CASH COLLATERAL ACCOUNT --


      Required Cash Collateral Amount                          $18,000,000.00
      Available Cash Collateral Amount                         $18,000,000.00



TOTAL DRAW AMOUNT                                              $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                $         0.00


                                                  First USA Bank, NA
                                                  as Servicer


                                                  By:  Tracie Klein
                                                     __________________________
                                                       Tracie H. Klein
                                                       First Vice President